IMPORTANT INFORMATION REGARDING THE FEDERATED FUNDS

SUPPLEMENT TO SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION
Effective February 1, 2018, exchanges of Class B Shares of the Federated funds listed below (the “Funds”) will only be permitted into Class B Shares of Federated Government Reserves Fund, an affiliated government money market fund. The Funds' Class B Shares were previously closed to new accounts on June 1, 2015 and to new purchases or inbound exchanges on August 1, 2015.
Shareholders may continue to hold Class B Shares of the Funds until such shares automatically convert to Class A Shares under the Fund's existing conversion schedule as described in each Fund's prospectus, or until the shareholder redeems such Class B Shares, subject to any contingent deferred sales charges.
The Federated Funds include the Class B Shares of the following registrants and portfolios:
FEDERATED EQUITY fUNDS
Federated Absolute Return Fund
federated income securities trust
Federated Fund for U.S. Government Securities
federated Municipal Securities income trust
Federated New York Municipal Income Fund
federated Municipal bond fund, inc.
November 20, 2017
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q454206 (11/17)
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